UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 19, 2012 (July 17, 2012)

MAGNUM HUNTER RESOURCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650

Houston, Texas 77056

(Address of principal executive offices, including zip code)

(832) 369-6986

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01               Changes in Registrant’s Certifying Accountant.

On July 17, 2012, Magnum Hunter Resources Corporation (the “Company”), at the direction of the Audit Committee of the Company’s Board of Directors, engaged PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as the Company’s independent auditor for the fiscal year ending December 31, 2012.

As reported by the Company in a Current Report on Form 8-K filed on June 1, 2012, (a) senior management of the Company had recently concluded that it would be in the Company’s best interests for the Company to engage a new accounting firm for 2012 with a greater depth of resources to accommodate the Company’s rapidly expanding and widespread operations, and (b) in May 2012, the Company’s predecessor auditor notified the Company that it declined to stand for re-election at the Company’s upcoming 2012 annual meeting of stockholders as the Company’s independent registered public accounting firm for 2012. As further reported in such Current Report, during the years ended December 31, 2011 and 2010, and the subsequent interim period through the filing date of such Current Report, there were (i) no disagreements between the Company and the Company’s predecessor auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the predecessor auditor, would have caused the predecessor auditor to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company will ask stockholders at the 2012 annual meeting of stockholders to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2012.

During the Company's two most recent fiscal years ended December 31, 2011 and through the date of PwC’s engagement, the Company did not consult with PwC on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and PwC did not provide either a written report or oral advice to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of any disagreement (as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: July 19, 2012	By:	/s/ Gary C. Evans
	Name:	Gary C. Evans
	Title:	Chairman and Chief Executive Officer

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